Exhibit 99.1

Elephant Talk Communications Approved to Trade on NYSE Amex

Stock Symbol Remains: ETAK

First Day of Trading to be December 5, 2011

SCHIPHOL, THE NETHERLANDS –November 30, 2011 Elephant Talk Communications Corp. (OTCBB: ETAK) (www.elephanttalk.com), an international provider of business software and services to the telecommunications and financial services industries, today announced that the company has been approved to trade shares of its common stock on the NYSE Amex stock exchange. Elephant Talk anticipates its common stock will begin trading on the exchange on December 5, 2011, under the symbol ETAK.  After commencement of trading on NYSE Amex, the Company's common stock will no longer be traded on the OTC Bulletin Board under the symbol OTCBB ETAK.

“We are honored to receive the approval for listing on the NYSE AMEX and believe that the transition provides Elephant Talk with increased exposure to institutions investors and investment funds, as well as more transparency for the market,” stated Steven van der Velden, Chief Executive Officer of Elephant Talk.  “The up-listing is a natural step in the evolution of our company, as we continue to establish ourselves as a market leader.  We look forward to announcing other key milestones in both our telecommunications and fraud prevention businesses, to a more expansive investment audience in the near future.”

“We welcome Elephant Talk to the NYSE Euronext family of listed companies and to NYSE Amex,” said Scott Cutler, Co-Head of U.S. Listings and Cash Execution, NYSE Euronext. “Elephant Talk and its shareholders will benefit from superior market quality and technology, a broad array of issuer and investor services, and a partnership with the Company and its shareholders.”

About Elephant Talk Communications
Elephant Talk Communications Corp. (OTCBB: ETAK) (NYSE AMEX: ETAK) is an international provider of business software and services to the telecommunications and financial services industry. The company enables both mobile carriers and virtual operators to offer a full suite of products, delivery platforms, support services, superior industry expertise and high quality customer service without substantial upfront investments from clients. Elephant Talk provides global telecommunication companies, mobile network operators, banks, supermarkets, consumer product companies, media firms, and other businesses a full suite of products and services that enables them to fully provide telecom services as part of their business offerings. The company offers various dynamic products that include remote health care, credit card fraud prevention, mobile internet ID security, multi-country discounted phone services, loyalty management services, and a whole range of other emerging customized mobile services. For more information, visit (www.elephanttalk.com).

About ValidSoft
ValidSoft is a subsidiary of Elephant Talk Communications Corp. (OTCBB: ETAK) (NYSE AMEX: ETAK), (www.elephanttalk.com) and is a market leader in providing solutions to counter electronic fraud relating to card, the internet, and telephone channels. ValidSoft's solutions are at the cutting edge of the market and are used to verify the authenticity of both parties to a transaction (Mutual Authentication), and the integrity of the transaction itself (Transaction Verification) for the mass market, in a highly cost effective and secure manner, yet easy to use and intuitive. For more information, please visit (www.validsoft.com).

Forward-Looking Statements
Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to the Company's plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company's filings with the Securities and Exchange Commission (“SEC”), copies of which are available from the SEC or may be obtained upon request from the Company.

Contact:

Elephant Talk Communications Corp:

Mr. Steven van der Velden
Tel: + 31 20 653 59 16
steven.vandervelden@elephanttalk.com
www.elephanttalk.com

Investors:
Alliance Advisors, LLC
Thomas P. Walsh
Tel: + 1 212-398-3486

twalsh@allianceadvisors.net